Exhibit 99.1

Golden Pond Healthcare, Inc.

(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Golden Pond Healthcare, Inc.

We have audited the accompanying balance sheet of Golden Pond Healthcare, Inc. (a corporation in the development stage) (the “Company”) as of November 13, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period May 15, 2007 (date of inception) to November 13, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden Pond Healthcare, Inc. (a corporation in the development stage) as of November 13, 2007, and the results of its operations and its cash flows for the period May 15, 2007 (date of inception) to November 13, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey

November 15, 2007

GOLDEN POND HEALTHCARE, INC.

(a corporation in the development stage)

BALANCE SHEET

November 13, 2007
ASSETS
Current assets
Cash	$1,007,975
Prepaid expense	83,185

Total current assets	1,091,160

Other assets
Cash held in Trust Account	132,725,000
Deferred tax asset	23,000

Total other assets	132,748,000

$133,839,160

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$797,315
Note payable, stockholder	210,000

Total current liabilities	1,007,315

Long-term liabilities, deferred underwriters’ fee	4,050,000

Common stock subject to redemption, 5,062,499 shares at redemption value	39,817,492

Commitments and contingencies
Stockholders’ equity
Preferred stock, $.001 par value; 10,000,000 shares authorized; none issued	—
Common stock, $.001 par value, authorized 75,000,000 shares; 21,367,188 shares issued and outstanding (including 5,062,499 shares subject to possible redemption)	21,367
Additional paid-in capital	88,980,633
Deficit accumulated during the development stage	(37,647)

Total stockholders’ equity	88,964,353

$133,839,160

See accompanying notes to financial statements.

GOLDEN POND HEALTHCARE, INC.

(a corporation in the development stage)

STATEMENT OF OPERATIONS

For the period May 15, 2007 (date of inception) to November 13, 2007

Revenue	$—
Formation and operating costs	57,359

Loss from operations	(57,359)
Other income (expense)
Interest income	193
Interest expense	(3,481)

Loss before income tax benefit	(60,647)
Income tax benefit	23,000

Net loss	$(37,647)

Weighted average number of common shares outstanding, basic and diluted	4,584,908

Net loss per common share, basic and diluted	$(0.01)

See accompanying notes to financial statements.

GOLDEN POND HEALTHCARE, INC.

(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period May 15, 2007 (date of inception) to November 13, 2007

	Common Stock		Additional Paid in Capital	Deficit Accumulated During Development Stage	Total Stockholders’ Equity

	Shares	Amount
Sale of 4,492,188 shares of Common Stock on July 16, 2007 to Founders at $0.001 per share	4,492,188	$4,492	$—	$—	$4,492
Sale of 15,625,000 units on November 13, 2007 at a price of $8 per unit in the public offering (each unit consists of one share of common stock and one warrant to purchase a share of common stock) (including 4,687,499 shares subject to possible redemption)	15,625,000	15,625	124,984,375		125,000,000
Sale of 1,250,000 units on November 13, 2007 at a price of $8 per unit in the public offering as part of the over-allotment option (including 375,000 shares subject to possible redemption)	1,250,000	1,250	9,998,750		10,000,000
Underwriter’s discount and offering costs related to the public offering and over-allotment option (includes $4,050,000 payable upon a business combination)			(10,185,000)		(10,185,000)
Sale of 4,000,000 warrants at $1 per warrant on November 13, 2007 to Pecksland Partners, LLC			4,000,000		4,000,000
Proceeds from the public offering subject to redemption (5,062,499 shares at redemption value)			(39,817,492)		(39,817,492)
Net loss				(37,647)	(37,647)

Balances, at November 13, 2007	21,367,188	$21,367	$88,980,633	$(37,647)	$88,964,353

See accompanying notes to financial statements.

GOLDEN POND HEALTHCARE, INC.

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

For the period May 15, 2007 (date of inception) to November 13, 2007

Cash flows from operating activities
Net loss	$(37,647)
Adjustments to reconcile net loss to net cash used in operating activities:
Deferred taxes	(23,000)
Increase (decrease) in cash attributable to changes in operating assets and liabilities
Prepaid expenses	(83,185)
Accounts payable and accrued expenses	115,694

Net cash used in operating activities	(28,138)

Net cash used by investing activities,
Cash held in Trust Account	(132,725,000)

Cash provided by financing activities
Proceeds from issuance of common stock to Founders	4,492
Proceeds from notes payable, stockholder	210,000
Proceeds from the initial public offering	135,000,000
Proceeds from the issuance of warrants in private placement	4,000,000
Payments of underwriters discount and offering costs	(5,453,379)

Net cash provided by financing activities	133,761,113

Net increase in cash	1,007,975
Cash, beginning of period	—

Cash, end of period	$1,007,975

Supplemental disclosure of non-cash investing and financing activities
Accrued offering costs	$681,621

Deferred underwriters’ fees	$4,050,000

See accompanying notes to financial statements

GOLDEN POND HEALTHCARE, INC.

(a corporation in the development stage)

Notes to Financial Statements

NOTE A—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Golden Pond Healthcare Inc. (a corporation in the development stage) (the “Company”) was incorporated in Delaware on May 15, 2007. The Company was formed to acquire, through a merger, asset acquisition, stock exchange or other similar business combination, or control through contractual arrangements, an operating business. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting By Development Stage Enterprises”, and is subject to the risks associated with activities of development stage companies.

At November 13, 2007, the Company had not commenced any operations. All activity from inception through November 13, 2007 relates to the Company’s formation and the initial public offering described below. Following the offering, the Company will not generate any operating revenues until after completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the offering. The Company has selected December 31st as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Offering”) (as described in Note C) was declared effective on November 6, 2007. The Company consummated the Offering on November 13, 2007, and contemporaneous with the consummation of the Offering, an affiliate of the Company’s officers purchased 4,000,000 warrants at $1.00 per warrant in a private placement) (the “Private Placement”) (see Note D).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) a Target Business (“Business Combination”). As used herein, “Target Business” shall mean one or more businesses that at the time of the Company’s initial Business Combination has a fair market value of at least 80% of the Company’s net assets (all of the Company’s assets, including the funds then held in the trust account, less the Company’s liabilities (excluding deferred underwriting discounts and commissions of approximately $4.05 million, or approximately $4.31 million if the over-allotment option is exercised in full, described below)). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company’s efforts in identifying a prospective Target Business will not be limited to particular companies; however it expects to focus on operating businesses in the healthcare industry.

Since the closing of the Offering, an amount equal to approximately 98.3% of the gross proceeds have been held in a trust account (“Trust Account”). The Trust Account will be invested in U.S. “government securities,” defined as any Treasury Bill issued by the United States government having a maturity of one hundred and eighty (180) days or less or money market funds meeting the conditions specified in Rule 2a-7 under the Investment Company Act of 1940, until the earlier of (i) the consummation of its first Business Combination or (ii) the distribution of the Trust Account as described below. The proceeds in the trust account includes $4.05 million of the gross proceeds representing deferred underwriting discounts and commissions that will be released to the underwriters on completion of a Business Combination. The remaining proceeds outside the Trust Account will be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a Target Business, will submit such transaction for stockholder approval. The Company will proceed with a Business Combination only if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of the Business Combination and Public Stockholders owning less than 30% of the shares sold in the Offering exercise their conversion rights. If a majority of the shares of common stock voted by the Public Stockholders are not voted in favor of a proposed initial Business Combination but 24 months has not yet passed since closing of the Offering the Company may combine with another Target Business meeting the fair market value criterion described above.

“Public Stockholders” is defined as the holders of common stock sold as part of the Units in the Offering or in the aftermarket. In the event that Initial Stockholders purchase any additional Units or shares of the Company’s common stock in the after market following the Offering, the Company anticipates that they will vote any shares of common stock so acquired in favor of a Business Combination.

Public Stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the total amount on deposit in the trust account, including their pro rata portion of the deferred underwriting discount and any interest income earned on the trust account, net of (1) income taxes payable on the interest income on the trust account and (2) up to $2,125,000 of interest earned on the trust account balance previously released to the Company, if a Business Combination is approved and completed.

In the event that the Company does not consummate a Business Combination by November 6, 2009, its corporate existence will cease except for the purposes of winding up its affairs and it will liquidate. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per share in the (assuming no value is attributed to the Warrants contained in the Units sold in the Offering discussed in Note C).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation:

The accompanying financial statements of the Company are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission.

Development stage company:

The Company complies with the reporting requirements of SFAS No. 7, “Accounting and Reporting by Development Stage Enterprises.”

Loss per common share:

The Company complies with accounting and disclosure requirements of SFAS No. 128, “Earnings Per Share.” Loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period, except where the result would be antidilutive. Loss per common share of common stock, assuming dilution, reflects the maximum potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock and would then share in the net loss of the Company. At November 13, 2007, the effect of the 20,875,000 warrants (including 4,000,000 outstanding warrants issued in connection with the Private Placement) have not been considered in the diluted net income per common share since the warrants are contingently exercisable.

Concentration of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceed the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial instruments:

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, “Disclosure About Fair Value of Financial Instruments,” approximates the carrying amounts represented in the balance sheet.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred offering costs:

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A—“Expenses of Offering”. Deferred offering costs of approximately $735,000 consist principally of legal, accounting and printing costs incurred through the date of the Offering. These costs, together with the underwriter discount (see Note E), were charged to capital upon completion of the Offering.

Redeemable common stock:

The Company accounts for redeemable common stock in accordance with Emerging Issue Task Force D-98 “Classification and Measurement of Redeemable Securities”. Securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a redemption event, the redeemable securities should not be classified outside of permanent equity. As discussed in Note A, the Business Combination will only be consummated if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of the Business Combination and Public Stockholders holding less than 30% (5,062,500) of common shares sold in the Offering exercise their conversion rights. As further discussed in Note A, if a Business Combination is not consummated by November 13, 2009, the Company will liquidate. Accordingly, 5,062,499 have been classified outside of permanent equity at redemption value. The Company recognized changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable common stock to equal its redemption value at the end of each reporting period. The initial per share redemption price was $7.88 at November 13, 2007.

Preferred stock:

The Company is authorized to issue 10,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Adoption of new accounting standard:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Financial Accounting Standards Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The Company adopted FIN 48 and has determined that the adoption does not have a material impact on the Company’s financial position or results of operations.

Impact of recently issued accounting standard:

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 provides guidance for, among other things, the definition of fair value and the methods used to measure fair value. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of this new standard to have a material impact on the financial position, operating results and cash flows of the Company.

In February 2007, the FASB issued SFAS No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115” (SFAS No. 159). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The provisions of SFAS No. 159 are effective for fiscal years beginning after November 15, 2007. The Company does not expect the adoption of this new standard to have a material impact on the financial position, operating results and cash flows of the Company.

Income taxes:

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

NOTE C—PUBLIC OFFERING

On November 13, 2007, the Company consummated the sale of 15,625,000 units (“Units”) at a price of $8.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, $0.001 par value, and one redeemable common stock purchase warrant (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (i) November 6, 2008 or (ii) the completion of a Business Combination with a target business, and will expire November 6, 2011. The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.

On November 13, 2007, the underwriters, under it’s over-allotment option, purchased an additional 1,250,000 Units at the offering price of $8.00 per Unit (see Note E).

NOTE D—RELATED PARTY TRANSACTIONS

The company issued a $210,000 unsecured promissory note to a principal stockholder and affiliate of the Company’s officer, Pecksland Partners, LLC, on July 16, 2007. The note bears interest at 5% per annum and is payable on earlier of July 16, 2008 or the consummation of the Offering. At November 13, 2008, the note, including accrued interest of $3,481, remains unpaid.

On July 16, 2007, the Company issued 4,492,188 shares of common stock (“Initial Shares”) to the Initial Stockholders of the Company for proceeds of $4,492. The Initial Stockholders have agreed that the shares they owned prior to the Offering will not be transferable until one year from the date of the closing of the initial Business Combination and will be held in an escrow account maintained by Continental Stock Transfer & Trust Company.

The Company has the right to purchase up to 585,938 of such shares at a redemption price of $0.001 per share from Pecksland Partners, LLC, an affiliate of the Company’s officers, in the event that the underwriters do not exercise all or a portion of their over-allotment option. This right is exercisable for the five-day period following the earlier to occur of the expiration or termination of the underwriters’ option to purchase 2,343,750 additional units to cover over-allotments. If the underwriters exercise their over-allotment option in full, the Company will no longer have a right to purchase any shares of common stock form Pecksland Partners, LLC.

On November 13, 2007, Pecksland Partners, LLC, purchased, in a Private Placement, 4,000,000 warrants at $1.00 per warrant (“the Insider Warrants”). The aggregate proceeds of the Private Placement are being held in the Trust Account described in Note A. The Insider Warrants will be identical to the Warrants underlying the Units of the Proposed Offering except that if they will not be subject to redemption, the Insider Warrants may be exercisable on a “cashless basis”, and cannot be sold or transferred until 90 days subsequent to the Company’s completion of a Business Combination. If the Company does not complete a Business Combination, then the $4 million of proceeds will be part of the liquidating distribution to the Public Stockholders and the warrants issued under this transaction will expire worthless.

NOTE E—COMMITMENTS

The Company paid an underwriting discount of 4% ($5,400,000) of the gross offering proceeds (including over-allotment option exercised to date) to the underwriters at the closing of the Offering, with an additional fee of 3% ($4,050,000) of the gross offering proceeds payable upon the Company’s consummation of a Business Combination. The underwriters will not be entitled to any interest accrued on the deferred discount.

The Company granted the underwriter a 30-day option to purchase up to 2,343,750 additional Units to cover the over-allotment. As Discussed in Note C, at November 13, 2007, the underwriters purchased 1,250,000 additional Units under this option that expires December 6, 2007.

NOTE F—ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses at November 13, 2007, consists of approximately $682,000 accrued for offering costs, $80,000 accrued for D&O insurance, $3,000 of accrued interest on note payable, stockholder and $32,000 accrued for professional fees and operating costs.

NOTE G—INCOME TAXES

The Company has not begun its trade or business for U.S. tax purposes. Accordingly, it could not yet recognize losses for expenditures. As a result a deferred tax asset of approximately $23,000 was established for the book loss recorded.

NOTE H—REGISTRATION RIGHTS

The holders of a majority of the Initial Shares are entitled to make up to two demands that the Company register the resale of their shares and warrants and shares underlying the warrants. The holders of the majority of these shares may elect to exercise these registration rights at any time after completion of our initial business combination, subject to the transfer restrictions imposed by the lock-up agreements. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the completion of the Business Combination, subject to the transfer restrictions imposed by the lock-up agreements. The Company will bear the expenses incurred in connection with the filing of any such registration statements.